UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 8, 2009

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue SE

BELLEVUE, WA 98004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement.

On September 8, 2009, Coinstar, Inc. (the “Company”) entered into a definitive material agreement. The information set forth under Item 2.01 is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Stock and Interest Purchase Agreement

On September 8, 2009, the Company sold the subsidiaries comprising its entertainment services business (the “Entertainment Business”) pursuant to a Stock and Interest Purchase Agreement (the “Purchase Agreement”) by and among the Company, Sesame Holdings, Inc., a wholly owned subsidiary of the Company (“Sesame”), Coinstar Entertainment Services Inc., a wholly owned subsidiary of Sesame (“CES”), Entertainment Vending Management, LLC, a wholly owned subsidiary of the Company (“EVM”), and National Entertainment Network, Inc. (“Buyer”). Under the Purchase Agreement, Sesame sold 100% of the outstanding shares of CES stock, which represented a significant amount of Sesame’s assets, and the Company sold, among other things, 100% of the outstanding limited liability company interests of EVM. The Company anticipates that the disposition will be recorded as discontinued operations in its consolidated statements of operations.

In connection with its purchase of the Entertainment Business, Buyer has assumed the operations of the Entertainment Business, including substantially all of the Entertainment Business’s related assets and liabilities. The Company expects to record a pre-tax loss in the range of $52 to $57 million and realize a one-time tax benefit of approximately $82 to $87 million, as a result of the sale of the Entertainment Business. Accordingly, the Company expects to record a net gain in the range of $25 to $35 million from this sale in the third quarter of 2009, which will be reported under the caption, “Discontinued Operations” in the Company’s consolidated statement of operations. However, because tax laws are complex and subject to legislative, judicial and administrative changes (possibly with retroactive effect) and different interpretations, and because of potential changes in, among other things, our business, financial condition and operating results, there can be no assurance that the expected tax benefits will be realized in full or otherwise. In addition, under the Purchase Agreement, Buyer paid a nominal purchase price as consideration to Sesame and the Company (the “Sellers”).

The Purchase Agreement contains customary representations, warranties, covenants and indemnities. The Sellers’ maximum aggregate liability for indemnification under the Purchase Agreement is limited to the nominal purchase price, except for losses based on fraud and breaches of representations or warranties relating to U.S. federal income taxes or pre-closing taxes (for which the Sellers’ liability is unlimited) and losses based on breaches of any covenant (for which the Sellers’ liability is capped at $250,000).

Also in connection with the Purchase Agreement, the Company contributed cash to the Entertainment Business, agreed to pay certain retention payments to employees of the Entertainment Business, and entered into arrangements with Buyer to provide to Buyer, among other things, certain employee benefits, payroll assistance, accounting services, fleet management services, email services and telephone services for up to 60 days. The costs to the Company of providing these services, making these payments and contributing this cash are expected to be approximately $3.2 million in aggregate. Buyer in turn has agreed to provide to the Company certain field services for coin machines for 60 days and to cooperate with the Company’s fiscal year 2009 audit proceedings.

This description of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated into this Item 2.01 by reference. In addition, see the unaudited pro forma condensed consolidated financial information included in Item 9.01 for additional information relating to the effects of this transaction on the Company.

The Company issued a press release on September 9, 2009. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this report include statements and information regarding actions, results and performance, among other things, the Company’s expectation to realize tax benefits and record pre-tax loss and net gain as a result of the sale of the Entertainment Business and the provision of certain services under the terms of the transaction. Forward-looking statements are not guarantees of future events, results, performance or conditions, and these may vary materially from those expressed or implied in those statements. Differences may result from actions taken by the Company, as well as from risks and uncertainties beyond the Company’s control, including those relating to the Buyer. Such risks and uncertainties include, but are not limited to, actions resulting from federal, state, local and foreign laws and regulations or taken by governing bodies (including changes in tax legislation and in the interpretation of existing tax laws by tax authorities), as well as changes in the Company’s business that may affect, among other things, the realization of the tax benefits. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect the Company, please review “Risk Factors” described in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), as well as other public filings with the SEC. These forward-looking statements reflect the Company’s expectations as of the date of this report. The Company undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.1 and incorporated herein by reference are the unaudited pro forma condensed consolidated financial statements in connection with the sale of the Entertainment Business.

(d)	Exhibits

Exhibit No.	Description
2.1

Stock and Interest Purchase Agreement dated September 8, 2009 by and between Coinstar Entertainment Services Inc., Entertainment Vending Management, LLC, Sesame Holdings, Inc., Coinstar, Inc. and National Entertainment Network, Inc. (Certain exhibits and schedules in connection with the Stock and Interest Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Coinstar, Inc. agrees to provide the Commission a copy of any such exhibit or schedules upon request.)*

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

99.2	Press Release issued by Coinstar, Inc., dated September 9, 2009.

*	In reviewing this agreement, please remember it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about the Company or the parties to the agreement. The agreement may contain representations and warranties by each of the parties to the agreement. These representations and warranties have been made solely for the benefit of the other party or parties to the agreement and (i) should not necessarily be treated as categorical statements of fact, but rather as a means of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified by disclosures that were made to the other party or parties in connection with the negotiation of the attached agreement, which disclosures are not necessarily reflected in the agreement; (iii) may apply standards of materiality in a manner that is different from what may be viewed as material to you or other investors; and (iv) were made only as of the date of the agreement or other date or dates that may be specified in the agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: September 9, 2009	By:	/s/ DONALD R. RENCH
Donald R. Rench
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Stock and Interest Purchase Agreement dated September 8, 2009 by and between Coinstar Entertainment Services Inc., Entertainment Vending Management, LLC, Sesame Holdings, Inc., Coinstar, Inc. and National Entertainment Network, Inc. (Certain exhibits and schedules in connection with the Stock and Interest Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Coinstar, Inc. agrees to provide the Commission a copy of any such exhibit or schedules upon request.)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

99.2	Press Release issued by Coinstar, Inc., dated September 9, 2009.

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